## Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.



# 2016 ICF Investor Day

Welcome

September 2016

Le Parker Meridian
119 W 56th St, New York,
NY 10019

ICF

Welcome

# Sudhakar Kesavan
# Chairman and Chief Executive Officer

## Agenda

Introductory Remarks

ICF Brand

Focus on Federal

Digital Marketing Communications

Commercial Energy Markets

Concluding Remarks

Break-Out Session

# 2006 to 2016: Creating A Unique Growth Platform

## Organic Initiatives + Acquisitions Add Expertise, Scale and Scope


ENERGY
ENVIRONMENT
EDUCATION
HEALTH
INFRASTRUCTURE
DIGITAL MARKETING
19 ACQUISITIONS
ICF
00
10 YRS.

## Today's ICF


Revenue
By Client
FY 2016 Q2 YTD
U.S. FEDERAL GOV.
49%
COMMERCIAL
34%
U.S. STATE & LOCAL
11%
INTERNATIONAL
6%

# Our Performance


ICF Equity Performance Since IPO
3.5
3
2.5
2
1.5
1
0.5
9/28/2006
9/28/2007
9/28/2008
9/28/2009
9/28/2010
9/28/2011
9/28/2012
9/28/2013
9/28/2014
9/28/2015
9/12/2016
ICF
Nasdaq
S&P 500

# Our 3 yr. Growth Strategy

is anchored by the following objectives

- Sustaining and growing our distinctive expertise in our core vertical markets
- Providing a broader range of clients with our functional capabilities
- Building our service offerings at the intersections between our markets and our functional expertise

ICF

Colette LaForce
Chief Marketing Officer

# WE ARE

ICF

WE'RE IN THE
BUSINESS OF MAKING
BIG THINGS
POSSIBLE.

# Key Goals For Marketing

# 2

## Strengthen Relationships With Existing Clients

## Land New Prospects Globally

John Wasson
President and Chief Operating Officer

## 2016 Investor Day Themes

# 3

Deeper Dive Into Our Business

Emerging and Future Trends In ICF's Key Markets

How ICF Is Positioned for Continued Growth and Market Share Gains

# Synergy & Expertise Within ICF


RESEARCH
ADVICE
PROGRAM IMPLEMENTATION
TECHNOLOGY
ENGAGEMENT
Health and Social Programs
Energy, Environment, And Infrastructure
Consumer/ Financial
Safety/ Security

- Proprietary IP
- A workforce of long-time industry experts
- Longstanding client relationships
- Long-term contract vehicles

# Key Growth Areas For ICF Going Forward

# 3

## Federal Government

## Digital Marketing Services

## Commercial Energy Markets

# Focus On Federal Government



DHHS 40%
DOS 14%
EDU 14%
DOD 12%
EPA 7%
HUD 4%
DOE 3%
DHS 3%
OTHER 3%

A graphic representation

ICF serves almost every department of the US Federal Government

Primarily focused on civilian agencies

# Federal Civilian Market Spend

## 2015:

# $57.6B*

**Overall civilian budgets likely to grow 0–2%**

| | |
|---|---|
| HHS | $9.6B |
| State & USAID | $7.6B |
| DOE | $3.2B |
| EPA | $1.0B |
| HUD | $0.6B |

*From FPDS categories where ICF has been awarded contracts; DoD adds approximately $53B but true addressability is more limited

ICF

# Key Growth Drivers In The Federal Space

4

Public Health, Biomedical Research and Open Data

Climate Change and Resilience

Digital Transformation

Infrastructure

Barbara Rudin
Executive Vice President

# Public Health

CATEGORIES

- Children's Mental Health
- Chronic Health Conditions
- Obesity & Nutrition
- School Health
- Suicide Prevention
- Tribal Health
- Women's Health

LIST OF KEY OFFERINGS

- Program Evaluation
- Data Collection
- Advanced Analytics
- Informatics and Information Technology
- Environmental Toxicology
- Training and Technical Assistance
- Strategic Communications

# Key Federal Health Clients

**Public Health**

CDC

SAMHSA

**Biomedical Research**

NIH National Institutes of Health

**Food And Drug Regulation**

FDA

## Key Trends

- Electronic Health Records
- Advanced Analytics
- Open Data
- Emerging Diseases
- Genomics and Precision Medicine
- Drug Development Challenges

# The Evolution Of Data



https://www.pexels.com/photo/beige-organized-books-47356/

CASE STUDY:

# The New Era of Data

Challenge: **Getting to the answers while the question is still important.**


Data
Synthesis
For
Client
Outcomes

## CASE STUDY:
# Applying Advanced Analytics To Public Health

Challenge: Quick and unbiased evaluation of literature

**What Cancer And Noncancer Effects Are Associated With In Utero Exposure To Environmental Chemicals?**

DOCTER

Document Classification and Topic Extraction Resource

| 1,000,000 | 50,000 | 5,000 |
|---|---|---|
| DOCUMENTS | REFERENCES | RELEVANT USE DOCUMENTS |

SEARCH | SCREEN | CHARACTERIZE | EXTRACT | SURVEY | PIVOT DATS | SUCCESS

ICF

ICF

Anne Choate
Senior Vice President

# Climate Change & Resilience: A Longstanding Topic

The New York Times



Flooding of Coast, Caused by Global Warming, Has Already Begun
September 3, 2016



The New York Times is looking for a climate change editor
Obama on Climate Change: The Trends Are 'Terrifying'

# Climate Change & Resilience

## Selected Clients

## Key Offerings

Capital Planning
Scenario Planning
Mitigation Analysis, Target-setting
Risk Screening And Assessment
Planning And Analytics
Action Planning

## Growth Drivers

Climate Policy
Carbon Regulation
International Commitments
Weather Risk Mitigation

# Government Agencies Need Specialized Expertise

**Ensuring Integrity of the Science**
**Leading by Example**
**Providing Guidance**
**Mobilizing NGO and Private Investments**
**Piloting Approaches in States and Localities**
**Exporting Knowledge and Tools Abroad**


THE
NATIONAL LAW REVIEW
41
NEW ARTICLES
CEQ Issues Measured Final Guidance for Federal Agencies in their Consideration of GHG Emissions in NEPA Reviews
GreenbergTraurig

CASE STUDY:
# US Global Change Research Program

Challenge:

**Coordinate And Leverage >$2B in Federal Global Climate Change Research**

## 2015

**Awarded 5-YEAR $29.6M Contract**

SERVICES PROVIDED

- **Coordinate Climate Research**
- **Enhance Climate-Informed Decision Making**
- **Assess Climate Change Impacts**
- **Coordinate Internationally**
- **Link Climate and Health**
- **Make Science Accessible**

## CASE STUDY:
# US Global Change Research Program

Challenge:

**Coordinate And Leverage >$2B in Federal Global Climate Change Research**


THE IMPACTS OF CLIMATE CHANGE ON
HUMAN HEALTH
IN THE UNITED STATES

### OUTCOMES

**Effective use of federal climate research budgets**

**Fourth national climate assessment**

**More climate resilient nation**

ICF

Kris Tremaine
Senior Vice President

# Rising Demand for Digital Services

Citizen demand for anytime, anywhere relevant content

Modernization of legacy systems to improve access to information and services



Engagement + Modernization = Digital Transformation

# Government Is Rising To Meet Customer Expectations

"The imperative for the federal government to provide effective digital service is clear. The public expects a responsive, transparent and efficient government that mirrors their experience with private sector entities."

Denise Turner Roth, Administrator, US General Services Administration

"We're trying to shift the whole culture of the way we buy, build and deliver technology."

Lisa Schlosser, Deputy Federal CIO (OMB)

"Based on our ongoing extensive interactions with agencies and vendors, Gartner estimates that by 2020, about 15% of federal IT spend will align to big bang IT projects, 65% to world of projects, and 20% to the federal IT digiflip."

Gartner, November 2015

# Government Must Continue To Respond To Today's Headlines



CNN
US surgeon general sends warning letter to all doctors on opioid epidemic
By Elizabeth Cohen, Senior Medical Correspondent
Updated 11:43 AM ET, Thu August 25, 2016

Contract win:
CDC Prescription Drug Abuse Outreach Campaign
$4.8M



TIME
SUBSCRIBE
HEALTH ZIKA
Zika Is Spreading in Miami Beach
Alexandra Sifferlin
Aug. 19, 2016
SHARE

Contract win:
CDC Think Travel Campaign
$1.0M



Chicago Tribune
CDC: Sepsis is a medical emergency, causes more deaths than heart attacks

Arlene Karidis Special to The Washington Post
August 31, 2016 10:20PM

Contract win:
CDC Antibiotic Resistance and Sepsis Public Information Campaigns
$5.5M

ICF

## CASE STUDY
# Smokefree.gov

Challenge: **Build a mobile health resource to help people quit smoking.**

Services:

**5** WEBSITES

**2** MOBILE APPS

**8** TEXT MESSAGING CAMPAIGNS

**7** SOCIAL ACCOUNTS

**$1.2M** MEDIA BUY

Outcome:

**People who participated in the program were twice as likely to quit smoking.**


TEXT SQUAD TO 47848
TO SIGN UP FOR SMOKEFREETXT
NIH NATIONAL CANCER INSTITUTE
smokefree.gov

CASE STUDY

# Militarychildcare.com

Challenge: **Provide military families with easier access to quality, local childcare.**




MILITARY
CHILDCARE.com
Easy access to child care

Services

## Managed and upgraded architecture of site
## Modernized mobile inspection system
## Simplified subsidy calculators

Outcome

**Updating inspector criteria has gone from months to days with the new system**

# Q&A

Louise Clements
Executive Vice President

# A Dynamic, Rapidly Changing Landscape

Marketing
Services is a
**$51B**
industry in US with Digital at $14B of that and rising*

*Source: Ad Age

## A Focus On Digital

# DIGITAL NOW LEADS

| | |
|---|---|
| Digital Advertising | 9% |
| Digital Video | 17% |

Forecasted CAGR
2016-21**

* Source: Pivotal Research

# Market Growth: Digital Experiences, Content and Data

| Rank | Area | % Clients Increasing Investments 2015 | % Clients Increasing Investments 2016 |
|---|---|---|---|
| 1 | Content Development | N/A | 76% |
| 2 | Digital Products (e.g., non-marketing related platforms, applications, tools, and services) | 65% | 71% |
| 3 (tie) | Customer Insights & Analytics | 62% | 68% |
| 3 (tie) | Search Marketing | N/A | 68% |

N = 238

Source: Forrester/ SoDA 2016 Global Digital Outlook Survey

# Enhancing Marketing

10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
10101010101010101010101010101010101010101010101010101010101010101010101
101010101010101010101010101010101010101010101010101010101010101010101 are buried by data: Struggling to find meaning

**MARKETERS**

WE ARE

ICF OLSON

OLSON

OLSON 1to1

OLSON engage

OLSON digital

15 AWARDS THIS YEAR AND COUNTING!

ICF

# OUR INTEGRATED DELIVERY MAKES US STRONG

# IN THE CUSTOMER EXPERIENCE SPACE

| | Forrester's Weighting | Accenture Interactive | DigitasLBi | IBM Interactive Experience | Infosys | Isobar | MRM McCann | Razorfish Global | SapientNitro | VML |
|---|---|---|---|---|---|---|---|---|---|---|
| CURRENT OFFERING | 50% | 3.50 | 2.79 | 3.12 | 1.94 | 3.87 | 2.19 | 3.65 | 3.05 | 3.54 |
| Strategy | 22% | 4.50 | 2.75 | 2.25 | 1.00 | 3.50 | 2.50 | 3.50 | 4.25 | 3.50 |
| Design | 22% | 2.80 | 1.90 | 3.90 | 0.45 | 4.80 | 2.10 | 4.10 | 2.10 | 4.10 |
| Implementation | 22% | 3.28 | 2.60 | 3.44 | 3.76 | 2.96 | 1.20 | 3.68 | 2.56 | 3.20 |
| Data, Optimization and Measurement | 5% | 3.00 | 2.90 | 3.80 | 1.60 | 2.40 | 2.40 | 2.40 | 2.90 | 2.40 |
| Managed Services | 10% | 4.50 | 3.50 | 2.50 | 4.00 | 4.50 | 3.50 | 3.50 | 5.00 | 3.50 |
| Account Services | 19% | 3.02 | 3.66 | 2.98 | 1.66 | 4.34 | 2.32 | 3.66 | 2.32 | 3.66 |
| STRATEGY | 50% | 4.24 | 2.19 | 1.69 | 2.51 | 3.68 | 2.71 | 3.18 | 3.98 | 2.71 |
| Corporate Strategy and Vision | 100% | 4.24 | 2.19 | 1.69 | 2.51 | 3.68 | 2.71 | 3.18 | 3.98 | 2.71 |
| MARKET PRESENCE | 0% | 3.75 | 2.50 | 4.50 | 2.75 | 3.00 | 1.25 | 2.00 | 3.50 | 1.75 |
| Revenues | 25% | 5.00 | 3.00 | 5.00 | 5.00 | 1.00 | 1.00 | 3.00 | 3.00 | 1.00 |
| Number of employees | 25% | 5.00 | 1.00 | 5.00 | 1.00 | 3.00 | 0.00 | 1.00 | 5.00 | 1.00 |
| Client base | 25% | 3.00 | 3.00 | 3.00 | 3.00 | 3.00 | 1.00 | 1.00 | 3.00 | 1.00 |
| Geographic traction | 25% | 2.00 | 3.00 | 5.00 | 2.00 | 5.00 | 3.00 | 3.00 | 3.00 | 4.00 |

All scores are based on a scale of 0 (weak) to 5 (strong).

# What Makes Us Special

- Purpose built
- IP: continue to evolve and invest Tally™ and Anthrolytics℠
- Unique agency positioning around “empathy”
- Premier level partnership status with Adobe
- Global technology partnerships
- Independence from large agency holding companies and their constraints
- Integration with ICF


THINK
LIKE
people
SM

belize

## CASE STUDY
# Belize

Challenge: **Increase tourism and awareness of the country of Belize**


GROWTH TOPS 30%
BEFORE ANTHROLYTICS™
YOY Growth
Time

Source: Belize Tourism Board

Tourism from U.S. represented over 95% of YOY growth.

Increased growth 3x with half the budget.

Belize growth is now out-pacing the Caribbean and has led to airline route expansions.

## CASE STUDY

# Belize Scores A Perfect 10

Challenge: **Increase tourism and awareness of the country of Belize**



Simone Biles
@Simone_Biles
my second home, you betta belize we're coming
Belize Tourism Board @belizevacation
Congrats @simone_biles! Belize is so proud of you. We'd love to host you and the entire #FinalFive on a vacation once you're ready to relax.
RETWEETS
652
LIKES
6,331
belize
discover how to be.

ICF

Matt Van Bergen
Senior Vice President


It used to be that an off studio photo shoot could never be:
Edited I Shared I Refocused I Directed
From a studio or shop that can deliver content:
In real time to its client, the media, and the world…

# Digital Transformation – Asset Management & Delivery


Adobe Creative Cloud
Adobe Marketing Cloud
Photo & Video Shoots
Channel Delivery
Product Photography
Campaign Photography
Video
Adobe
EXPERIENCE
MANAGER
AEM/DAM
Adobe
CAMPAIGN

# Digital Transformation – Asset Management & Delivery



Adobe Creative Cloud
Adobe Marketing Cloud
Photo & Video Shoots
Channel Delivery
Product Photography
Campaign Photography
Video
Adobe EXPERIENCE MANAGER AEM/DAM
Adobe CAMPAIGN

## Big Impact For Our Client

Significant reduction in processing errors.

3 "flips" per week versus previous 1 "flip" per month.

Creatives and marketers can freely create and innovate without IT.

# Digital Transformation – Asset Management & Delivery



Adobe Creative Cloud
Adobe Marketing Cloud
Photo & Video Shoots
Channel Delivery
Product Photography
Campaign Photography
Video
Adobe EXPERIENCE MANAGER AEM/DAM
Adobe CAMPAIGN

## Big Impact For ICF Olson

Multiple discipline solution

3+ year roadmap of strategy and technology work

Presented with client at the Adobe Summit

# Digital Transformation – Asset Management & Delivery



Adobe Creative Cloud
Adobe Marketing Cloud
Photo & Video Shoots
Channel Delivery
Product Photography
Campaign Photography
Video
Adobe EXPERIENCE MANAGER AEM/DAM
Adobe CAMPAIGN

## Market Opportunity

Marketing Technology estimated to be 10% of the $1.2T total marketing spend in 2025

ICF Olson has partnered with the top tier marketing technology platform providers and continue to look at leaders in the market.

* FoundationCapital .com

CASE STUDY:

# Pizza Chain

Challenge: **Create a cohesive digital outreach plan that works for 370 locations.**

### Digital AOR

Managing All Web And Mobile Properties Including Rebuild Of Website On Adobe Marketing Cloud

### CRM & Loyalty AOR

Managing The MYBP Program With 500K Members Accounting For 47% Of Online Sales

### Creative

Executions For Digital Advertising Campaigns Including Launch Of New Summer Cocktail Menu

### Social Media

Promotion with a Major Sports Team

# ICF Olson Going Forward

Position ICF Olson's unique value as leader in brand empathy

More deeply penetrate existing client base

Better promote ICF Olson's integrated offerings

Leverage Tally™ Platform

Establish strategic partnerships

Injection of talent

Continue to leverage ICF's distinctive expertise

# Synergy With Other ICF Businesses

| | |
|---|---|
| Energy | Customer engagement |
| Aviation | Airport user experience |
| Federal | Toolkit of consumer-grade solutions |
| Environment | Stakeholder and community engagement |
| Disaster | Multichannel communications and outreach |

# Q&A

ICF

Sergio Ostria
Executive Vice President

# Energy Market Drivers

## 3

## Disruptive Technology

## Data Analytics

## Connected & Engaged Customers

# Market Undergoing Dramatic Change


From:
Central-station
Power generation


Wind Farms
Hydrogen Storage
Industrial DG
Power Park
Remote Loads
Rooftop Photovoltaics
SMES
Smart Substation
Load as a Resource
Combined Heat and Power
To:
Distributed Power,
2-way Grid

Source: IEEE

# ICF's Service to Utilities and Other Market Participants


AWARD-WINNING CUSTOMER ENGAGEMENT
DELIVERY OF OVER 150 ENERGY EFFICIENCY PROGRAMS
POWER MARKETS
FUEL MARKETS
T&D
CUSTOMER ENGAGEMENT
ANALYTICS
Experience Driven Insights
ENERGY EFFICIENCY IMPLEMENTATION
DISTRIBUTED ENERGY RESOURCES
GRID MODERNIZATION
COMPREHENSIVE EXPERIENCE FOR COMPLEX "FUTURE UTILITY" ISSUES
LEADING EDGE ANALYTICS

# ICF Advantages

**ADVISORY**

**ENERGY MARKETS**

- Deep bench of expert professionals
- Recognized intellectual property (e.g., IPM ® - Integrated Planning Model)
- Reputation for unbiased analytics and advice

**IMPLEMENTATION**

**ENERGY EFFICIENCY**

- Innovation in program design
- Nationwide portfolio of programs
- Reputation for reliable delivery
- Deep expertise in customer segmentation and marketing

**END-TO-END CAPABILITIES THAT COVER THE ADVICE-TO-IMPLEMENTATION SPECTRUM**

## CASE STUDY:
# Pacific Gas & Electric (PG&E)

Challenge: Help PG&E Position for the Future

**Analysis Of The Value Of Distributed Energy Resources**

How:

**Examined DER capability for every circuit in the system**

Outcome:

**Calculated locational benefits of DER to refine general rate case and validate grid investment strategy**



Capacity
Peak Net Load (incl. DER)
ICF Assessment Informs System-Wide Locational Benefit
Value of DER
MW
12.5
12
11.5
11
10.5
10
9.5
9
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

ICF

ICF

Michael Mernick
Senior Vice President

# Energy Efficiency Implementation


Pacific Gas and Electric Company
Xcel Energy
ComEd
An Exelon Company
nyserda
Consumers Energy
Count on Us
EnergyTrust
SOUTHERN CALIFORNIA EDISON
NV Energy
PNM
AEP TEXAS
GasNetworks
EVERSOURCE ENERGY
SDGE
Ameren MISSOURI
DTE Energy
Exelon.
conEdison
delmarva power
PGW
PECO
An Exelon Company
New Mexico GAS COMPANY
CenterPoint. Energy
focus on energy
TNMP
PUBLIC SERVICE COMPANY OF OKLAHOMA
Entergy
FirstEnergy
Delaware Sustainable Energy Utility
TVA
Central Hudson
nationalgrid
DUKE ENERGY
BGE
An Exelon Company
Pepco Holdings Inc
SCE&G
GEORGIA POWER

# Energy Efficiency Implementation

## EE IMPLEMENTATION ACROSS NORTH AMERICA

| 150+ | 40+ | 15 |
|---|---|---|
| *Energy Efficiency Programs* | *Utilities Served* | *Large Portfolios* |

## INDUSTRY LEADING PLANNING AND POLICY DEVELOPMENT

| 30 | 27 | 40+ |
|---|---|---|
| *Energy Efficiency Program Design Clients* | *Market Study Clients* | *Testimonies* |

### Growth Drivers

- Clean Power Plan
- Proposed California Ruling
- Expansion of Existing Programs
- New Integrated DER Programs

## CASE STUDY:
# BGE SmartEnergy Savers Program

Challenge: Engage BGE customers to reduce demand

**Increase awareness and keep energy clean, green and reliable via BGE SmartEnergy Savers program**

How:

Implemented an omni-channel approach to reach all customer segments and meet their communication preferences

Motivated the right customers to act at the right time through personalized targeted messaging



Outcome:

Over 1 Million Program Participants

4 Million Website Visits

Helped BGE save 22.6 Billion kWh

#1 in the Country Among Brands with Highest Energy Efficiency/Conservation

# Q&A

In Closing

# Sudhakar Kesavan
# Chairman and Chief Executive Officer

# Making
# Big Things
# Possible

## Achievement: Helping SoCalGas respond to the Aliso Canyon gas leak

**PHASE 1**
ALISO CANYON

**ICF Stands Up Call Center**
Handle customer calls and inquiries
Listening Command Center
Help SCG tell their story

**PHASE 2**
EMERGENCY CONSERVATION CAMPAIGN

**Integrated Marketing Campaign**
Launched full conservation campaign in 6 weeks
ICF leads paid media, PR, website, and social media

**PHASE 3**
CONTINUED ENGAGEMENT

**Additional Media Campaigns**



ICF is positioned to outperform projected federal government spending

Olson is an accelerator for the business

has a fast growing commercial energy business

# Q&A

Thank You

ICF